UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 8, 2007

PS BUSINESS PARKS, INC.

(Exact name of registrant as specified in its charter)

California	1-10709	95-4300881
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

701 Western Avenue, Glendale, California 91201-2397

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (818) 244-8080

N/A

(Former name or former address, if changed since last report)

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|            Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.0.1. Regulation FD Disclosure

On March 1, 2007 the Company issued a press release announcing its scheduled presentation at the 2007 Citigroup REIT CEO Conference at The Ritz Carlton, Naples, Florida. The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the ‘Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.0.1. Financial Statements and Exhibits

(c) Exhibits

The following exhibits relating to Item 7.01 shall be deemed to be furnished, and not filed:

99.1 Press release dated March 1, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PS BUSINESS PARKS, INC.

Date: March 8, 2007

By: /s/ Edward A. Stokx

Edward A. Stokx

Chief Financial Officer

News Release

PS Business Parks, Inc.

701 Western Avenue

Glendale, CA 91201-2349

www.psbusinessparks.com

For Release:	Immediately
Date:	March 1, 2007
Contact:	Mr. Edward A. Stokx

(818) 244-8080, Ext. 1649

PS Business Parks, Inc. to Present at the 2007 Citigroup REIT CEO Conference

GLENDALE, California - PS Business Parks, Inc. (AMEX:PSB) President and Chief Executive Officer, Joseph D. Russell, Jr., is scheduled to make a presentation at the 2007 Citigroup REIT CEO Conference at The Ritz Carlton, Naples, Florida, on Wednesday, March 7, 2007.

The Company’s presentation is scheduled to begin at 8:25 a.m. (EST) in the Plaza Ballroom II. The presentation will be broadcast via teleconference at (913) 312-1277, passcode: PS Business.

Company Information

PS Business Parks, Inc., a member of the S&P SmallCap 600, is a self-advised and self-managed equity real estate investment trust (“REIT”) that acquires, develops, owns and operates commercial properties, primarily multi-tenant flex, office and industrial space. The Company defines “flex” space as buildings that are configured with a combination of office and warehouse space and can be designed to fit a number of uses (including office, assembly, showroom, laboratory, light manufacturing and warehouse space). As of February 28, 2007, PSB wholly owned approximately 19.2 million rentable square feet with approximately 3,800 customers located in eight states, concentrated in California (5.6 million sq. ft.), Florida (3.6 million sq. ft.), Virginia (2.9 million sq. ft.), Texas (2.8 million sq. ft.), Maryland (1.8 million sq. ft.), Oregon (1.3 million sq. ft.), Arizona (0.7 million sq. ft.) and Washington (0.5 million sq. ft).

Additional information about PS Business Parks, Inc. is available on the Internet. The Company’s website is www.psbusinessparks.com.

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